WORLD FUNDS TRUST

                         Frantzen Growth and Income Fund

                     Supplement dated March 17, 2009 to the
                              Prospectuses for the
                                 Class A Shares
                                 Class C Shares
                                 Class P Shares
                              Institutional Shares
                             dated December 18, 2008

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

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Effective immediately, in addition to the securities currently listed under the heading "Principal Investment Strategies" in each Prospectus, the Frantzen Growth and Income Fund also will invest primarily in listed master limited partnerships ("MLPs"), American Depositary Receipts ("ADRs") and real estate investment trusts ("REITs").

As a result, the following is added to the section with the heading "Principal Risks" on page 1 of each Prospectus:

ADR Risk - ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market, in the United States or elsewhere. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in foreign securities through the purchase of ADRs may be riskier and more volatile than investments in domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions.

MLP Risk - MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors.

REIT Risk - REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of the REITs held in the Fund's portfolio. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for the tax-free pass-through of income under the Internal Revenue Code and to maintain their exemption from registration under Investment Company Act of 1940, as amended.

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts. The value of equity securities can be volatile and the prices of equity securities will rise and fall in response to a number of different factors including market conditions, political and other events, and developments affecting a particular issuer, its industry or geographic sector. Mortgage REITs will be subject to credit risk, interest rate risk and prepayment risk with respect to the loans it makes. Credit risk is the risk that the borrower will not be able to make interest and principal payments on the loan when they are due. Interest rate risk is the risk that a change in the prevailing interest rate will cause the value of the loan to rise or fall. Prepayment risk is the risk that the mortgages underlying mortgage REITs may be paid off early, which makes it difficult to determine their actual maturity and, therefore, to calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower rates.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.